UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact name of Registrant as Specified In Its Charter)

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ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Park Tower, 15th floor, Gubelstrasse 24
6300 Zug, Switzerland

February 22, 2017

Dear Shareholder:

              We are pleased to invite you to attend the extraordinary general meeting of shareholders of Allied World Assurance Company Holdings, AG (“Allied World,” the “company,” “we,” “our” or “us”), a Swiss corporation, which will be held at Allied World’s corporate headquarters, Park Tower, 15th floor, Gubelstrasse 24, 6300 Zug, Switzerland, on March 22, 2017, at 2:00 p.m., local time (the “Special Shareholder Meeting”).

              The Special Shareholder Meeting is being called to vote on the items described below in connection with the proposed exchange offer (the “offer”) by a wholly-owned subsidiary (“Bid Sub”) of Fairfax Financial Holdings Limited, a corporation existing under the laws of Canada (“Fairfax”), to acquire all of the outstanding common shares, par value CHF 4.10 per share, of Allied World (“common shares”), pursuant to the terms, and subject to the conditions, of that certain Agreement and Plan of Merger, dated as of December 18, 2016, between Fairfax and Allied World, as may be amended from time to time.

              At the Special Shareholder Meeting, holders of our common shares will be asked to consider and vote on: (i) a proposal to amend Articles 8 and 14 of the company’s Articles of Association to remove the limitation on the voting rights of a holder of 10% or more of our common shares (the “Amendment Proposal”); and (ii) a proposal for Allied World to pay, as soon as possible after the closing of the offer, a special dividend of $5.00 per common share to holders of our outstanding common shares as of immediately prior to the closing of the offer and to forgo the $0.26 quarterly dividend (the “Special Dividend Proposal”). Each proposal is conditioned on the closing of the offer.

              The Board unanimously recommends that the shareholders of the company vote FOR the Amendment Proposal and vote FOR the Special Dividend Proposal.

              Completion of the offer is conditioned on, among other things, the approval of each of these proposals. Please note that by voting on these proposals, you are not making a decision with respect to the offer. You will have the opportunity to elect whether to tender your shares in the offer at a later date once the offer is commenced. See “Important Note Regarding the Special Shareholder Meeting.”

              Your vote is very important. Whether or not you expect to attend in person, we urge you to submit a proxy to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Special Shareholder Meeting. If your shares are held in an Allied World plan or in the name of a bank, brokerage firm or other nominee, please follow the instructions on the voting instruction card furnished by the plan trustee or administrator, or record holder, as appropriate.

              If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Georgeson LLC, at (800) 248-7690.

              Thank you for your continued support.

Sincerely,

Scott A. Carmilani Chairman, President and Chief Executive Officer Allied World Assurance Company Holdings, AG

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG NOTICE OF SPECIAL SHAREHOLDER MEETING

February 22, 2017

DATE:	Wednesday, March 22, 2017
TIME:	2:00 p.m., local time
PLACE:	Corporate headquarters: Park Tower, 15th floor, Gubelstrasse 24, 6300 Zug, Switzerland

ITEMS OF BUSINESS:

  ➢
  Amend the Articles of Association to remove the limitation on the voting rights of a holder of 10% or more of the company’s common shares; and

  ➢
  Approve the payment of a $5.00 special dividend and forgo the $0.26 quarterly dividend.

RECORD DATE:	Only shareholders of record holding common shares, as shown on our transfer books, as of the close of business on February 17, 2017 are entitled to vote at the Special Shareholder Meeting.
MATERIALS TO REVIEW:	This document contains our Notice of Special Shareholder Meeting and Proxy Statement.
PROXY VOTING:
It is important that your shares be represented and voted at the Special Shareholder Meeting. Please promptly sign, date and return the enclosed proxy card in the return envelope furnished for that purpose whether or not you plan to attend the meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

By Order of the Board of Directors,

Theodore Neos Corporate Secretary

IMPORTANT NOTE REGARDING THE SPECIAL SHAREHOLDER MEETING

              While the closing of the offer is conditioned on (among other things) the approval of the Amendment Proposal and the Special Dividend Proposal, shareholders should be aware that a vote in favor of the Amendment Proposal or the Special Dividend Proposal at the Special Shareholder Meeting is not a vote in favor of, or a tender of our common shares into, the offer. The offer has not commenced. At the time the offer is commenced, Fairfax will file with the U.S. Securities and Exchange Commission (the “SEC”): (i) a registration statement on Form F-4, which will include a prospectus of Fairfax in respect of the Fairfax shares to be issued in the offer; and (ii) a tender offer statement on Schedule TO (together with related documents, including an offer to exchange and a related form of letter of transmittal), and Allied World will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These documents will contain important information about the offer that should be read carefully before any decision is made with respect to the offer. By voting on the proposals in this proxy statement, you are not making a decision with respect to the offer. You will have the opportunity to elect whether to tender your shares in the offer at a later date once the offer is commenced.

PROXY STATEMENT

SPECIAL MEETING INFORMATION
Q:
Why am I receiving these materials?

A:
You are receiving these materials because you are a shareholder of Allied World Assurance Company Holdings, AG as of the Record Date (as defined below). The Board is soliciting the enclosed proxy to be voted at the Extraordinary General Meeting of the company’s shareholders to be held at 2:00 p.m., local time, on Wednesday, March 22, 2017 at the company’s corporate headquarters, Park Tower, 15th floor, Gubelstrasse 24, 6300 Zug, Switzerland (the “Special Shareholder Meeting”). This Proxy Statement summarizes the information you need to know to vote at the Special Shareholder Meeting.

When the enclosed proxy card is properly executed and returned, the company’s registered voting shares (the “common shares”) it represents will be voted, subject to any direction to the contrary, at the Special Shareholder Meeting FOR the matters specified in the Notice of Special Shareholder Meeting attached hereto and described more fully herein.

This Proxy Statement, the attached Notice of Special Shareholder Meeting and the enclosed proxy card are being first mailed to shareholders on or about February 22, 2017.

Except as the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our” and the “company” refer to Allied World Assurance Company Holdings, AG and its direct and indirect subsidiaries on a consolidated basis. Also, in this Proxy Statement, “$” and “USD” refer to U.S. dollars, “CHF” refers to Swiss francs and “local time” means the time in Switzerland.
Q:
Who is entitled to vote?

A:
The Board has set February 17, 2017, as the record date for the Special Shareholder Meeting (the “Record Date”). Holders of our common shares as of the close of business on the Record Date will be entitled to vote at the Special Shareholder Meeting. As of January 31, 2017, there were outstanding 87,134,058 common shares.

Beneficial owners of our common shares and shareholders registered in our share register with common shares at the close of business on the Record Date are entitled to vote at the Special Shareholder Meeting. Shareholders not registered in our share register as of the Record Date will not be entitled to attend, vote or grant proxies to vote at the Special Shareholder Meeting. No shareholder will be entered in our share register as a shareholder with voting rights between the close of business on the Record Date and the opening of business on the day following the Special Shareholder Meeting. Continental Stock Transfer & Trust Company, as transfer agent, which maintains our share register, will, however, continue to register transfers of our registered shares in the share register in its capacity as transfer agent during this period.
Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most of our shareholders hold their shares through a bank, brokerage firm or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

If your common shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the independent proxy mentioned in the proxy card (see “How do I appoint and vote via an independent proxy if I am a shareholder of record?” below), grant your voting proxy to any other person (who does not need to be a shareholder) or vote in person at the Special Shareholder Meeting.

Beneficial Owner

If your common shares are held by a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your common shares and are also invited to attend the Special Shareholder Meeting. However, since you are not the shareholder of record, you may only vote these common shares in person at the Special Shareholder Meeting if you follow the instructions described below under the heading “How do I vote?” Your bank, brokerage firm or other nominee has enclosed a voting instruction card for you to use in directing your bank, broker or other nominee as to how to vote your common shares, which may contain instructions for voting by telephone or electronically.
Q:
How many votes are required to transact business at the Special Shareholder Meeting?

A:
A quorum is required to transact business at the Special Shareholder Meeting. Without giving effect to the limitation on voting rights described below, the quorum required at the Special Shareholder Meeting is two or more persons present in person and representing in person or by proxy throughout the meeting more than 50% of the total issued and outstanding common shares registered in our share register.
Q:
What will I be voting on, what vote is required and how will abstentions and “broker non-votes” be counted?

A:
The following chart describes the proposals to be considered at the meeting, the vote required to adopt each proposal and the manner in which the votes will be counted:

	Proposal	Vote Required	Effect of Abstentions	Effect of “Broker Non-Votes”

1	Amendment Proposal	2/3 of shares represented(1)	Vote against	Vote not counted
2	Special Dividend Proposal	Majority of votes cast(2)	Vote not counted	Vote not counted

(1)
The approval of this proposal requires the approval of at least 66 2/3% of the votes represented at the Special Shareholder Meeting and a majority of the nominal value of the Allied World shares represented at such meeting.

(2)
The approval of this proposal requires the approval of the simple majority of the votes cast at the Special Shareholder Meeting.

  •
  Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the Special Shareholder Meeting.

  •
  “Broker non-votes” are shares held by banks or brokers for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and for which the bank or broker does not have discretionary voting power under rules applicable to broker-dealers. If you own shares through a bank or brokerage firm and you do not instruct your bank or broker how to vote, your bank or broker will not have discretion to vote on any of the proposals in this proxy statement as they are “non-routine” matters.
Q:
What are the voting recommendations of the Board?

A:
Your Board unanimously recommends that you vote FOR each of the Amendment Proposal and the Special Dividend Proposal.
Q:
How does the voting take place at the Special Shareholder Meeting?

A:
A vote will be taken on all matters properly brought before the Special Shareholder Meeting. Each shareholder present who elects to vote in person and each person holding a valid proxy is entitled to one vote for each common share owned or represented.
Q:
How many votes do I have?

A:
Holders of our common shares are entitled to one vote per share on each matter to be voted upon by the shareholders at the Special Shareholder Meeting, unless you own Controlled Shares that constitute 10% or more of the issued common shares, in which case your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define “Controlled Shares” generally to include all shares of the company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
Q:
How do I vote?

A:
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your common shares are represented by certificates or book entries in your name so that you appear as a shareholder of record in the company’s share register maintained by our transfer agent, Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included with this Proxy Statement. You may direct how your shares are to be voted by completing, signing and returning the proxy card in the enclosed envelope. You may also vote your common shares in person at the Special Shareholder Meeting.

If you own shares through a bank, brokerage firm or other nominee, you may instead receive from your bank, brokerage firm or nominee a voting instruction form with this Proxy Statement that you may use to instruct them as to how your shares are to be voted. As with a proxy card, you may direct how your shares are to be voted by completing, signing and returning the voting instruction form in the envelope provided. Many banks, brokerage firms and other nominees have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If you want to vote your shares in person at the meeting, you must obtain a proxy from your bank, broker or nominee giving you the right to vote your common shares at the Special Shareholder Meeting.

We have requested that banks, brokers and other nominees forward solicitation materials to the beneficial owners of common shares and will reimburse the banks, brokers and other nominees for their reasonable out-of-pocket expenses for forwarding the materials.

Q:
Who will count the vote?

A:
A representative from Baker McKenzie Zurich, a law firm, will act as the inspector of elections and will be responsible for tabulating the votes cast by proxy (which will have been certified by our independent transfer agent) or in person at the Special Shareholder Meeting. Under Swiss law, we are responsible for determining whether or not a quorum is present and the final voting results.
Q:
What does it mean if I receive more than one set of the Proxy Statement and proxy card?

A:
Generally, it means that you hold shares registered in more than one account. You should complete, sign and return each proxy card you receive to ensure that all of your shares are voted.
Q:
What happens if I sign and return my proxy card but do not indicate how to vote my shares?

A:
If no instructions are provided in an executed proxy card, the common shares represented by the proxy will be voted at the Special Shareholder Meeting in accordance with the Board’s recommendation for each proposal. As to any other business that may properly come before the Special Shareholder Meeting, you may provide general instructions, as indicated on the proxy card, as to how such other business is to be voted. If you provide no instruction, the common shares represented by the proxy will be voted in accordance with the Board’s recommendation as to such business.
Q:
How do I appoint and vote via an independent proxy if I am a shareholder of record?

A:
If you are a shareholder of record as of the Record Date, under Swiss law you may authorize the independent proxy, Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024 Zurich, Switzerland, e-mail at proxy@bblegal.ch, with full rights of substitution, to vote your common shares on your behalf. If you authorize the independent proxy to vote your shares without giving instructions (or without giving clear instructions), your shares will be voted in accordance with the recommendations of the

Board with regard to the items listed in the notice of meeting. If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to those agenda items set forth in the notice of meeting are being put forth before the Special Shareholder Meeting, you may provide general instructions, as indicated on the proxy card, as to how such other business is to be voted. If you provide no instruction, the common shares represented by the proxy will be voted in accordance with the Board’s recommendation as to such business. Proxy cards authorizing the independent proxy to vote your shares must be sent directly to the independent proxy, arriving no later than 6:00 a.m., local time, on March 22, 2017. If sending by e-mail to the independent proxy, you must attach the executed proxy card in order for your vote to be counted.
Q:
Can I change my vote after I have mailed my signed proxy card or otherwise instructed how my shares are to be voted?

A:
Yes. You may change your vote:

•
By providing the Corporate Secretary with written notice of revocation, by voting in person at the Special Shareholder Meeting or by executing a later-dated proxy card; provided, however, that the action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken;

•
If you have granted your proxy to the independent proxy, by providing Buis Buergi AG with written notice of revocation, by voting in person at the Special Shareholder Meeting or by executing a later-dated independent proxy card. Revocation of, or changes to, proxies issued to the independent proxy must be received by the independent proxy by 6:00 a.m., local time, on March 22, 2017 either by mail to Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024 Zurich, Switzerland or by e-mail at proxy@bblegal.ch; or

  •
  If you own shares through a bank, brokerage firm or other nominee, by obtaining a proxy from your bank, broker or nominee giving you the right to vote your common shares at the Special Shareholder Meeting.

Attendance at the Special Shareholder Meeting by a shareholder who has executed and delivered a proxy card to the independent proxy shall not in and of itself constitute a revocation of such proxy. Only your vote at the Special Shareholder Meeting will revoke your proxy.
Q:
Who pays the costs of soliciting proxies?

A:
We will bear the cost of the solicitation of proxies. Solicitation will be made by mail,

and may be made by our directors, officers and employees, personally or by telephone, facsimile or other electronic means, for which our directors, officers and employees will not receive any additional compensation. Proxy cards and materials also will be distributed to beneficial owners of common shares through banks, brokers, custodians, nominees and other parties, and the company expects to reimburse such parties for their reasonable charges and expenses. Georgeson LLC has been retained to assist us in the solicitation of proxies at a fee not expected to exceed $25,000, plus out-of-pocket expenses.

Organizational Matters Required by Swiss Law

Admission to the Special Shareholder Meeting

              Shareholders who are registered in our share register on the Record Date will receive the Proxy Statement and proxy card from Continental Stock Transfer & Trust Company, our transfer agent. Beneficial owners of shares will receive instructions from their bank, brokerage firm or other nominee acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Special Shareholder Meeting must obtain a power of attorney from their bank, brokerage firm or other nominee that authorizes them to vote the shares held by them on their behalf. In addition, you must bring to the Special Shareholder Meeting an account statement or letter from your bank, brokerage firm or other nominee indicating that you are the owner of the common shares. Shareholders of record registered in our share register are entitled to participate in and vote at the Special Shareholder Meeting. Each share is entitled to one vote. The exercise of voting rights is subject to the voting restrictions set out in the company’s Articles of Association, a summary of which is contained in “— How many votes do I have?” Please see the questions and answers provided under “— Special Meeting Information” for further information.

Granting a Proxy

              If you are a shareholder of record, please see “— How do I vote?” and “— How do I appoint and vote via an independent proxy if I am a shareholder of record?” above in the Proxy Statement for more information on appointing an independent proxy.

              Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the Special Shareholder Meeting or send a proxy of their choice to the meeting unless they revoke or change their proxies. Revocations to the independent proxy must be received by him by no later than 6:00 a.m., local time, on March 22, 2017 either by mail to Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024 Zurich, Switzerland or by e-mail at proxy@bblegal.ch.

              As indicated on the proxy card, with regard to the items listed on the agenda and without any explicit instructions to the contrary, the independent proxy will vote according to the recommendations of the Board. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the invitation to the Special Shareholder Meeting are being put forth before the meeting, the independent proxy will vote in accordance with the position of the Board in the absence of other specific instructions.

              Beneficial owners who have not obtained a power of attorney from their bank, brokerage firm or other nominee are not entitled to participate in or vote at the Special Shareholder Meeting.

Admission Office

              The admission office opens on the day of the Special Shareholder Meeting at 1:30 p.m. local time. Shareholders of record attending the meeting are kindly asked to present their proxy card as proof of admission at the entrance.

Adjournments

              The Board or chairman of the Board may postpone the Special Shareholder Meeting with sufficient factual reason, provided that notice of postponement is given to the shareholders in the same form as the invitation before the time for such meeting. A new notice is then required to hold the postponed meeting.

Recent Developments: Merger Agreement with Fairfax

              Bid Sub will offer to acquire all of the outstanding common shares of Allied World upon the terms and subject to the conditions set out in the the Agreement and Plan of Merger, dated as of December 18, 2016, between Fairfax and Allied World, as may be amended from time to time (the “Merger Agreement”).

              Pursuant to the Merger Agreement, Allied World shareholders will be offered a combination of cash and stock consideration for each common share, including:

•	cash consideration of $5.00, without interest (the “Cash Consideration”);
•	a special cash dividend of $5.00, without interest, payable as soon as possible after the Acceptance Time (as defined below) to holders of common shares as of immediately prior to the Acceptance Time;
•

a portion of the stock consideration of fully paid and nonassessable subordinate voting shares of Fairfax (“Fairfax Shares”) having a value of $14.00 based on the closing price of Fairfax as of December 16, 2016 (the “Fairfax Closing Price”), payable at a fixed exchange ratio of 0.030392 (the “Fixed Exchange Stock Consideration”); and

•

the remaining portion of the stock consideration equal to the quotient of (x) $30.00 and (y) the volume weighted average closing price of Fairfax shares on the Toronto Stock Exchange (the “TSX”) for the 20 consecutive trading days immediately preceding the trading day before the date on which Bid Sub first accepts tendered common shares for exchange (the “Acceptance Time”), converted from Canadian dollars to U.S. dollars using the average Bank of Canada USD/CAD noon exchange rate over such 20-day period, rounded to the nearest one-hundredth of one cent (provided that this volume weighted average price is greater than $435.65 and less than $485.65 per Fairfax Share) (the “Fixed Value Stock Consideration”). If this volume weighted average price of Fairfax Shares during this period is greater than or equal to $485.65 per Fairfax Share, this portion of the consideration will be fixed at 0.061772 Fairfax Shares for each common share. If this volume weighted average price of Fairfax shares during this period is less than or equal to $435.65 per Fairfax Share, this portion of the consideration will be fixed at 0.068862 Fairfax shares for each common share. Fairfax may elect, in its sole discretion, at any time on or prior to March 3, 2017, to increase the amount of the Cash Consideration from $5.00 to an amount not exceeding $35.00, which will correspondingly serve to reduce the Fixed Value Stock Consideration.

              If, following completion of the offer, Fairfax has acquired or controls, directly or indirectly, at least 90% of all outstanding common shares of the company (excluding shares held by the company), no actions or proceedings are pending with respect to the exercisability of the voting rights associated with those common shares and no other legal impediment to a squeeze-out merger under Swiss law exists, Fairfax will, subject to the satisfaction or waiver of the other conditions set forth in the Merger Agreement, indirectly through a company to be incorporated under the laws of Switzerland and an indirect wholly-owned subsidiary of Fairfax (“Merger Sub”), effect a squeeze-out merger under Swiss law (the “Squeeze-Out Merger”). The Squeeze-Out Merger will be effected pursuant to a merger agreement to be entered into by Allied World, Bid Sub and Merger Sub, whereby any remaining holders of our common shares (except for Allied World, Fairfax, Bid Sub and Merger Sub, which will not receive any compensation for any Allied World shares directly or indirectly held by them) will receive the same consideration described above in exchange for such common shares.

              The obligation of Fairfax to consummate the offer is subject to other conditions, including (i) approval by Allied World’s shareholders of the Amendment Proposal and the Special Dividend Proposal; (ii) approval by Allied World’s shareholders to elect the individuals designated by Fairfax to Allied World’s board of directors upon or after completion of the offer, such approval to be addressed in a separate proxy statement in connection with a vote at a separate special shareholder meeting, as may be waived by Fairfax; (iii) to the extent required by applicable laws and regulations (based on the total number of Fairfax Shares to be issued as consideration for the transactions), approval by Fairfax’s shareholders of the issuance of Fairfax Shares as consideration for the transactions; (iv) a number of our common shares having been validly tendered and not properly withdrawn that represents 90% of our common shares outstanding (provided that, in the event all of the other conditions to the offer have been satisfied or waived, Fairfax, through Bid Sub, may elect in its sole and absolute discretion to reduce the 90% threshold to 66 2/3%); (v) receipt of governmental consents and approvals required to consummate the transactions; and (vi) other customary conditions set forth in the Merger Agreement. The obligation of each party to consummate the transactions is also conditioned upon the other party’s representations and warranties being true and correct and the other party having performed in all material respects its obligations under the Merger Agreement.

              The Merger Agreement provides for certain payments upon termination of the Merger Agreement under specified circumstances. If the Merger Agreement is terminated by Allied World or Fairfax as a result of an adverse change in the recommendation of the other party’s board of directors, Allied World may be required to pay to Fairfax, or Fairfax may be required to pay to Allied World, a termination fee of $196 million.

              Shareholders should be aware that a vote in favor of any of these proposals, including the Amendment Proposal and the Special Dividend Proposal, is not a vote in favor of, or a tender of our common shares into, the offer. The offer has not commenced. At the time the offer is commenced, Fairfax will file with the SEC: (i) a registration statement on Form F-4, which will include a prospectus of Fairfax in respect of the Fairfax shares to be issued in the offer; and (ii) a tender offer statement on Schedule TO (together with related documents, including an offer to exchange and a related form of letter of transmittal), and Allied World will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These documents will contain important information about the offer that should be read carefully before any decision is made with respect to the offer. By voting on the proposals in this proxy statement, you are not making a decision with respect to the offer. You will have the opportunity to elect whether to tender your shares in the offer at a later date once the offer is commenced.

              For a more complete description of the Merger Agreement and the transactions contemplated thereby, see our Current Report on Form 8-K filed on December 20, 2016 with the SEC (including the complete text of the Merger Agreement, which is attached as Exhibit 2.1 thereto).

PROPOSAL 1 AMEND THE ARTICLES OF ASSOCIATION TO REMOVE THE LIMITATION ON THE VOTING RIGHTS OF A HOLDER OF 10% OR MORE OF THE COMPANY’S COMMON SHARES

              Pursuant to the Merger Agreement, the company has agreed to submit a proposal to the company’s shareholders to amend Article 14 of the Articles of Association to permit a holder of 10% or more of our common shares to register its common shares on the company’s shareholder register with full voting rights for all shares held by such holder (or any of its affiliates or controlled persons as defined in Article 14 of the Articles of Association). The Board proposes that the shareholders amend Article 14 of the Articles of Association so that subparagraphs b), c), e) and f) will be deleted and not replaced and amend certain subparagraphs of Article 8 of the Articles of Association that refer to subparagraphs b), c), e) and f) of Article 14 of the Articles of Association. These amendments will provide assurance to Fairfax that Bid Sub or any other Fairfax-controlled company that holds common shares will, subject to and immediately upon the closing of the offer, be registered as a shareholder of Allied World with voting rights for all shares acquired in the offer or otherwise held by it. Under the current Articles of Association, holders of “controlled shares” that constitute 10% or more of our issued common shares have limited voting rights with respect to such “controlled shares”. Such voting right is limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of the Articles of Association. The Articles of Association define “controlled shares” generally to include all common shares directly, indirectly or constructively owned or beneficially owned by any person or group of persons.

              Pursuant to Swiss law, we are required to submit to you for your approval both the English version and the (authoritative) German version of the proposed amendments to the Articles of Association. Upon the approval of this proposal, Articles 8 and 14 of the Articles of Association will be amended to read as follows:

Artikel 8 Aktienregister und Beschränkungen der Übertragbarkeit		Article 8 Share Register and Transfer Restrictions
a)
	Für die Namenaktien wird ein Register (Aktienbuch) geführt. Darin werden die Eigentümer und Nutzniesser mit Namen und Vornamen, Wohnort, Adresse und Staatsangehörigkeit (bei juristischen Personen mit Sitz) eingetragen.	a)
Registered shares are registered in a share register. The name of the owner or the usufructuary shall be entered in the share register with his/her name, address, domicile and citizenship (domicile in case of legal entities).
b)
	Zur Eintragung ins Aktienbuch als Aktionär mit Stimmrecht ist die Zustimmung des Verwaltungsrats notwendig. Die Eintragung als Aktionär mit Stimmrecht kann in den in Artikel 8 lit. ~~c, e,~~ f) und g) der Statuten festgehaltenen Fällen abgelehnt werden. Lehnt der Verwaltungsrat die Eintragung des Erwerbers als Aktionär mit Stimmrecht ab, benachrichtigt er diesen innerhalb von 20 Tagen seit dem Eingang des Eintragungsgesuchs. Nicht anerkannte Erwerber werden als	b)
Entry in the share register of registered shares with voting rights is subject to the approval of the Board of Directors. Entry of registered shares with voting rights may be refused based on the grounds set out in Article 8 paragraph ~~c), e),~~ f) and g) of the Articles of Association. If the Board of Directors refuses to register the acquirer as shareholder with voting rights it shall notify the acquirer of such refusal within 20 days upon receipt of the application. Non-recognized acquirers shall be entered in

	Aktionäre ohne Stimmrecht ins Aktienbuch eingetragen. Die entsprechenden Aktien gelten in der Generalversammlung als nicht vertreten.		the share register as shareholders without voting rights. The corresponding shares shall be considered as not represented in the General Meeting of Shareholders.
c)
	[gelöscht]~~Eine natürliche oder juristische Person wird in dem Umfang nicht als Aktionärin mit Stimmrecht im Aktienbuch eingetragen, in welchem die von ihr direkt oder indirekt im Sinne von Artikel 14 der Statuten gehaltene oder sonstwie kontrollierte Beteiligung 10% oder mehr des im Handelsregister eingetragenen Aktienkapitals beträgt. Dabei gelten Personen, die durch Absprache, Kapital, Stimmkraft, Leitung, Syndikat oder auf andere Weise miteinander verbunden sind, als eine Person. Im Umfang, in welchem eine derartige Beteiligung 10% oder mehr des Aktienkapitals beträgt, werden die entsprechenden Aktien ohne Stimmrecht ins Aktienbuch eingetragen.~~	c)
[deleted]~~No individual or legal entity may, directly or through Constructive Ownership (as defined in Article 14 of the Articles of Association below) or otherwise control voting rights with respect to 10% or more of the registered share capital recorded in the Commercial Register. Those associated through capital, voting power, joint management or in any other way, or joining for the acquisition of shares, shall be regarded as one person. The registered shares exceeding the limit of 10% shall be entered in the share register as shares without voting rights.~~
d)	[reserviert]	d)	[reserved]
e)
	[gelöscht]~~Die oben erwähnte 10%-Limite gilt auch bei der Zeichnung oder dem Erwerb von Aktien, welche mittels Ausübung von Options- oder Wandelrechten aus Namen- oder Inhaberpapieren oder sonstigen von der Gesellschaft oder Dritten ausgestellten Wertpapieren oder welche mittels Ausübung von erworbenen Bezugsrechten aus Namen- oder Inhaberaktien gezeichnet oder erworben werden. Im Umfang, in welchem eine daraus resultierende Beteiligung 10% oder mehr des Aktienkapitals beträgt, werden die entsprechenden Aktien ohne Stimmrecht ins Aktienbuch eingetragen.~~	e)
[deleted]~~The limit of 10% of the registered share capital also applies to the subscription for, or acquisition of, registered shares by exercising option or convertible rights arising from registered or bearer securities or any other securities issued by the Company or third parties, as well as by means of exercising purchased pre-emptive rights arising from either registered or bearer shares. The registered shares exceeding the limit of 10% shall be entered in the share register as shares without voting rights.~~
f)
	Der Verwaltungsrat verweigert die Eintragung ins Aktienbuch als Aktionär mit Stimmrecht oder entscheidet über die Löschung eines bereits eingetragenen Aktionärs mit Stimmrecht aus dem Aktienbuch, wenn der Erwerber auf sein Verlangen hin nicht ausdrücklich erklärt, dass er die Aktien im eigenen Namen und auf eigene Rechnung erworben hat.	f)
The Board of Directors shall reject entry of registered shares with voting rights in the share register or shall decide on their cancellation when the acquirer or shareholder upon request does not expressly state that he/she has acquired or holds the shares in his/her own name and for his/her own account.
g)
	Der Verwaltungsrat verweigert die Eintragung natürlicher und juristischer Personen, welche Namenaktien für Dritte halten und dies schriftlich gegenüber der Gesellschaft erklären, als Treuhänder/Nominees mit unbeschränktem	g)
The Board of Directors shall reject entry of individuals and legal entities who hold registered shares for third parties and state this in writing to the Company, as nominees in the share register with voting rights without

	Stimmrecht ins Aktienbuch oder entscheidet über die Löschung aus dem Aktienbuch, wenn sie sich nicht dazu verpflichten, gegenüber der Gesellschaft auf deren schriftliches Verlangen hin jederzeit die Namen, Adressen und Beteiligungsquoten derjenigen Personen offenzulegen, für welche sie die Namenaktien halten.		limitation or shall decide on their cancellation when the nominee does not undertake the obligation to disclose at any time to the Company at its written request the names, addresses and share holdings of each person for whom such nominee is holding shares.
h)
	Der Verwaltungsrat kann in besonderen Fällen Ausnahmen von den obgenannten Beschränkungen (Artikel 8 lit. ~~c), e),~~ f) und g) der Statuten) genehmigen. Sodann kann der Verwaltungsrat nach Anhörung der betroffenen Personen deren Eintragungen im Aktienbuch als Aktionäre rückwirkend streichen, wenn diese durch falsche Angaben zustande gekommen sind oder wenn die betroffene Person die Auskunft gemäss Artikel 8 lit. f) der Statuten verweigert.	h)
The Board of Directors may in special cases approve exceptions to the above regulations (Article 8 paragraph ~~c), e),~~ f) and g) of the Articles of Association). The Board of Directors is in addition authorized, after due consultation with the person concerned, to delete with retroactive effect entries in the share register which were effected on the basis of false information and/or to delete entries in case the respective person refuses to make the disclosers according to Article 8 paragraph f) of the Articles of Association.
i)
	Solange ein Erwerber nicht Aktionär mit Stimmrecht im Sinne von Artikel 8 der Statuten geworden ist, kann er weder die entsprechenden Stimmrechte noch die weiteren mit diesem in Zusammenhang stehenden Rechte wahrnehmen.	i)
Until an acquirer becomes a shareholder with voting rights for the shares in accordance with this Article 8 of the Articles of Association, he/she may neither exercise the voting rights connected with the shares nor other rights associated with the voting rights.
Artikel 14 Stimmrecht und Vertreter		Article 14 Voting Rights and Shareholders Proxies
a)
	Jede Aktie berechtigt, unter Vorbehalt der Einschränkungen gemäss Artikel 8 der Statuten ~~und Artikel 14 lit. b) und c) untenstehend,~~ zu einer Stimme. Jeder stimmberechtigte Aktionär kann seine Aktien durch einen unabhängigen Stimmrechtsvertreter oder eine andere von ihm schriftlich bevollmächtigte Person vertreten lassen, welche kein Aktionär sein muss.	a)
Each share is entitled to one vote subject to the provisions of Article 8 of the Articles of Association ~~and Article 14 paragraph b) and c) below~~. Each shareholder may be represented at the General Meeting of Shareholders by an Independent Proxy or another person who is authorized by a written proxy and who does not need to be a shareholder.
b)
	[gelöscht]~~Ungeachtet lit. a) vorstehend gilt Folgendes: Sobald und solange eine natürliche oder juristische Person Namenaktien entsprechend 10% oder mehr des im Handelsregister eingetragenen Aktienkapitals der Gesellschaft kontrolliert, ist diese bei ordentlichen oder ausserordentlichen Generalversammlungen maximal zu den gemäss nachfolgender Formel zu eruierenden~~	b)
[deleted]~~Notwithstanding paragraph a) above, if and so long as there are Controlled Shares representing 10% or more of the registered share capital recorded in the Commercial Register, regardless of the identity of the holder thereof, such Controlled Shares shall be entitled to cast votes at any General Meeting of Shareholders or Extraordinary General Meeting of Shareholders in the aggregate equal to the~~

	~~Stimmen (abgerundet auf die nächst tiefere, runde Zahl) berechtigt:~~					~~number (rounded down to the nearest whole number) obtained from the following formula:~~
	~~[(T÷100)×10]–1~~					~~[(T÷100)×10]–1~~
	~~Wobei gilt:~~			~~“T” ist gleich der Gesamtanzahl der Stimmrechte, welche auf dem im Handelsregister eingetragenen gesamten Aktienkapital der Gesellschaft verliehen werden.~~		~~Where:~~			~~“T” is the aggregate number of votes conferred by all the registered share capital recorded in the Commercial Register.~~
c)	[gelöscht]~~Als “kontrolliert” im Sinne dieser Statuten gilt die Gesamtheit der einer stimmberechtigten Klasse angehörenden Aktien der Gesellschaft, welche von einer Person:~~				c)	[deleted]~~For purposes of these Articles, “Controlled Shares” means all shares of the Company, of all classes entitled to vote owned by a person in the aggregate whether:~~
	~~(aa)~~	~~direkt, als auch~~				~~(aa)~~	~~directly or~~
	~~(bb)~~	~~indirekt, definiert aufgrund der nachfolgenden Zuordnungskriterien, gehalten werden:~~				~~(bb)~~	~~due to Constructive Ownership, defined as ownership deemed to exist after application of the following rules of ownership attribution:~~
		~~(i)~~	~~Zuordnung aufgrund einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Trust oder eines Nachlasses.~~				~~(i)~~	~~Attribution from any partnership, estate, trust, or corporation.~~
			~~Mit Ausnahme der Regelung in Unterabsatz (D) untenstehend:~~					~~Except as provided in subparagraph (D) below:~~
~~(A)~~
				~~Aktien, welche direkt oder indirekt von oder für einer/eine Personengesellschaft (Partnership) oder einem/einen Nachlass gehalten werden, gelten als anteilsmässig von den betreffenden Partnern oder Begünstigten gehalten.~~				~~(A)~~	~~Shares owned, directly or indirectly, by or for a partnership or estate shall be considered as owned proportionately by its partners or beneficiaries.~~
~~(B)~~
				~~Aktien, welche direkt oder indirekt von oder für einem/einen Trust gehalten werden, gelten als von den Begünstigten dieses Trusts im Verhältnis ihres rechnungsmässigen Anteils gehalten; allerdings gelten Aktien, welche direkt oder indirekt von oder für einem/einen Teil eines Trusts gehalten werden,~~				~~(B)~~
~~Shares owned, directly or indirectly by or for a trust shall be considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries in such trust; provided, however, that shares owned, directly or indirectly, by or for any portion of a trust of which a person is considered to be the~~

	~~der gemäss den anwendbaren Steuergesetzen (einschliesslich US Bundeseinkommenssteuerrechts) einer Person gehört, als von dieser Person gehalten gelten. Im hier verwendeten Sinne wird unter einem Trust, wenn vom Verwaltungsrat so bestimmt, nicht auch ein Trust verstanden, der in den Vereinigten Staaten oder einer anderen Jurisdiktion gegründet oder organisiert ist und der Teil eines von der US Bundeseinkommenssteuer bzw. von den Steuern der betreffenden anderen Jurisdiktionen befreiten Aktienvergütungs-, Renten- oder Gewinnbeteiligungsplans eines Mitarbeiters ist, welcher ausschliesslich dem Zweck der Begünstigung von Mitarbeitern oder deren Begünstigten dient.~~		~~owner by applicable tax laws, including for U.S. federal income tax purposes, shall be considered owned by such person. For purposes of the foregoing, if so determined by the Board of Directors, a trust shall not include a trust created or organized in the United States or any other jurisdiction and forming part of a stock bonus, pension or profit sharing plan of an employer for the exclusive benefit of employees or their beneficiaries that is exempt from U.S. federal income taxation respectively from applicable taxes of such other jurisdiction.~~
~~(C)~~
	~~Wenn eine Person direkt oder indirekt wertmässig mit 10% oder mehr an einer Gesellschaft beteiligt ist oder die Anteile für diese Person gehalten werden, so gelten die der Gesellschaft direkt oder indirekt gehörenden Aktien als von dieser Person gehalten, dies im Verhältnis des Werts der dieser Person gehörenden Aktien zum Gesamtwert aller Aktien der Gesellschaft.~~	~~(C)~~
~~If 10% or more in value of the shares in a corporation is owned directly or indirectly, by or for any person, such person shall be considered as owning the shares owned, directly or indirectly, by or for such corporation, in that proportion which the value of the shares which such person so owns bears to the value of all the shares in such corporation.~~
~~(D)~~
	~~Wenn mehr als 50% der Stimmrechte aller stimmberechtigten Aktienklassen einer Gesellschaft von einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Nachlass oder einem Trust direkt oder indirekt gehalten werden, so werden Betreffenden im Rahmen dieses Unterabsatzes (i) sämtliche Stimmrechte der betreffenden Gesellschaft zugerechnet.~~	~~(D)~~
~~For purposes of this subparagraph (i), if a partnership, estate, trust, or corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of shares entitled to vote in a corporation, it shall be considered as owning all the shares entitled to vote.~~

~~(ii)~~	~~Zuordnung bei Personengesellschaften (Partnerships) oder anderen Gesellschaften, bei einem Nachlass oder einem Trust:~~		~~(ii)~~	~~Attribution to partnerships, estates, trusts, and corporations:~~
~~(A)~~
		~~Aktien, welche direkt oder indirekt von oder für einem/einen Partner oder einem/einen Berechtigten eines Nachlasses gehalten werden, gelten als von der betreffenden Personengesellschaft (Partnership) oder vom betreffenden Nachlass gehalten.~~		~~(A)~~	~~Shares owned, directly or indirectly, by or for a partner or a beneficiary of an estate shall be considered as owned by the partnership or estate.~~
~~(B)~~
		~~Aktien, welche direkt oder indirekt von oder für einem/einen Begünstigten eines Trusts gehalten werden, gelten als vom Trust gehalten, sofern der Anspruch des Begünstigten am Trust nicht lediglich geringer und ungewisser Natur ist (remote contingent interest); vorausgesetzt aber, dass direkt oder indirekt einer Person gehörende Aktien, welche gemäss den anwendbaren Steuergesetzen (einschliesslich US Bundeseinkommenssteuer) Eigentümerin eines Trustanteils ist, als vom Trust gehalten gelten. Ein ungewisser Anspruch eines Begünstigten eines Trusts ist im Rahmen des voranstehenden Satzes gering, wenn unter grösstmöglicher Ausschöpfung des Ermessensbereichs des Trustees zugunsten dieses Begünstigten, der rechnungsmässige Wert des Anspruchs 5% oder weniger des Trustvermögens ausmacht. Unter einem Trust im Sinne des Unterabsatzes (B) wird, wenn vom Verwaltungsrat so bestimmt, nicht auch ein Trust verstanden, der in den Vereinigten Staaten oder einer anderen Jurisdiktion gegründet oder organisiert ist und der Teil eines von der US Bundeseinkommenssteuer bzw. von den Steuern der betreffenden anderen Jurisdiktionen befreiten~~		~~(B)~~
~~Shares owned, directly or indirectly, by or for a beneficiary of a trust shall be considered as owned by the trust, unless such beneficiary’s interest in the trust is a remote contingent interest; provided, however, that shares owned, directly or indirectly, by or for a person who is considered the owner of any portion of a trust by applicable tax laws, including for U.S. federal income tax purposes, shall be considered owned by the trust. For purposes of the preceding sentence, a contingent interest of a beneficiary in a trust shall be considered remote if, under the maximum exercise of discretion by the trustee in favour of such beneficiary, the value of such interest, computed actuarially, is 5% or less of the value of the trust property. For purposes of this subparagraph (B), if so determined by the Board of Directors, a trust shall not include a trust created or organized in the United States or any other jurisdiction and forming part of a stock bonus, pension or profit sharing plan of an employer for the exclusive benefit of employees or their beneficiaries that is exempt from U.S. federal income taxation respectively from applicable taxes of such other jurisdiction.~~

~~Aktienvergütungs-, Renten- oder Gewinnbeteiligungsplans eines Mitarbeiters ist, welcher ausschliesslich dem Zweck der Begünstigung von Mitarbeitern oder deren Begünstigten dient.~~
~~(C)~~
	~~Wenn eine Person direkt oder indirekt wertmässig mit 50% oder mehr an einer Gesellschaft beteiligt ist oder die Anteile für diese Person gehalten werden, so gelten die der Gesellschaft direkt oder indirekt gehörenden Aktien als von dieser Person gehalten; allerdings ist die vorangehende Bestimmung nicht anwendbar, wenn sie aufgrund des Haltens eigener Aktien durch die Gesellschaft zur Anwendung käme.~~		~~(C)~~
~~If 50% or more in value of the shares in a corporation is owned, directly or indirectly, by or for any person, such corporation shall be considered as owning the shares owned, directly or indirectly, by or for such person; provided, however, the foregoing rule shall not be applied so as to consider a corporation as owning its own shares.~~
~~(iii)~~
	~~Kontrollvereinbarungen. Wenn einer Person aufgrund einer Vereinbarung, eines Vertrages, einer Übereinkunft oder einer sonstigen Beziehung betreffend eine oder mehrere Aktien der Gesellschaft ganz oder anteilsmässig (A) Einfluss auf Stimmrechte zukommt (einschliesslich das Recht zur Ausübung oder zur Bestimmung der Ausübung des Stimmrechts an diesen Aktien); und/oder (B) Einfluss auf die Verfügungsberechtigung dieser Aktien zukommt (einschliesslich das Recht, diese Aktien zu veräussern oder die Veräusserung anzuordnen), so gelten diese Aktien als von der betreffenden Person gehalten.~~	~~(iii)~~
~~Control arrangements. If a person through any arrangement, contract, understanding, relationship, or otherwise regarding one or more shares of the Company has or shares (A) voting power which includes the power to vote, or to direct the voting of, such share; and/or (B) investment power which includes the power to dispose, or to direct the disposition of, such share(s), such share(s) shall be considered as owned by such person.~~
~~(iv)~~
	~~Optionsrechte, Wandelrechte oder ähnliche Rechte. Wenn eine Person ein Recht hat, eine oder mehrere Aktien zu erwerben, einschliesslich (A) durch Ausübung eines Options-, Wandel- oder eines ähnlichen Rechts, (B) durch Wandlung einer Sicherheit; (C) durch die Möglichkeit, einen Trust, ein Vermögensverwaltungskonto oder eine ähnliche Vereinbarung für nichtig zu erklären; oder~~	~~(iv)~~
~~Options, warrants or similar rights. If any person has a right to acquire one or more shares, including (A) by way of an option, warrant or similar right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement, such~~

	~~(D) durch die automatische Aufhebung eines Trusts, eines Vermögensverwaltungskontos oder einer ähnlichen Vereinbarung, so gelten diese Aktien als von der betreffenden Person gehalten. Als Option, mit welcher Aktien erworben werden können, gelten in diesem Sinne Optionsrechte (und jede einzelne einer Serie von Optionen), mit denen erstgenannte Option erhalten werden kann.~~			~~shares shall be considered as owned by such person. For this purpose, an option to acquire such an option, and each one of a series of such options, shall be considered as an option to acquire such shares.~~
~~(v)~~
	~~Familienmitglieder. Eine natürliche Person hält ihre Aktien direkt oder indirekt von oder für (A) ihren oder seine Ehepartner/in (ausgenommen Ehepartner, die rechtlich aufgrund eines Scheidungsurteils oder einer Verfügung zum Getrenntleben [separate maintenance] getrennt sind); und (B) ihre oder seine Kinder, Enkel und Eltern. Ein im Rechtssinne adoptiertes Kind gilt im Sinne dieses Unterabsatzes (v) als Kind der betreffenden natürlichen Person.~~		~~(v)~~
~~Members of a family. An individual shall be considered as owning the shares owned, directly or indirectly by or for (A) his or her spouse (other than a spouse who is legally separated from the individual under a decree of divorce or separate maintenance); and (B) his or her children, grandchildren and parents. For purposes of this subparagraph (v), a legally adopted child of an individual shall be treated as a child of such individual by blood.~~
~~(vi)~~
	~~Keine Umgehung. Wenn eine Person Trusts, Vollmachten, übrige Vertretungsberechtigungen oder sonstige vertragliche Abreden errichtet oder benutzt in der Absicht, die wirtschaftliche Berechtigung an den Aktien zu verdecken oder die Fälligkeit einer wirtschaftlichen Berechtigung an den Aktien, die sich gemäss einem Plan oder Programm ergeben würde, verhindert, um die Bestimmungen dieser Statuten zu umgehen, so gelten die Aktien als von dieser Person gehalten.~~		~~(vi)~~
~~No circumvention. If a person creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of shares of the Company or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the provisions of these articles of association, such shares shall be considered as owned by such person.~~
~~(vii)~~	~~Anwendbarkeitsbestimmungen. Im Rahmen der obenstehenden Unterabsätze (i)–(vi) dieses Artikels 14 lit. c) (bb) gilt folgendes:~~		~~(vii)~~	~~Rules of application. For purposes of subparagraphs (i) to (vi) of this subparagraph (bb) of subparagraph c) of Article 14, the following shall apply:~~
	~~(A)~~	~~Aktien, die indirekt von einer Person gemäss den Unterabsätzen (i), (ii), (iii), (iv), (v) und (vi) gehalten werden, gelten im~~		~~(A)~~	~~Shares constructively owned by a person by reasons of the application of subparagraphs (i), (ii), (iii), (iv), (v) and (vi) shall, for purposes~~

	~~Rahmen der Anwendung dieser Unterabsätze als tatsächlich dieser Person gehörend; allerdings sollen (I) Aktien, die indirekt von einer natürlichen Person gemäss Unterabsatz (v) obenstehend gehalten werden, nicht in der Weise von ihm oder ihr als gehalten gelten, dass unter (nochmaliger) Anwendung von Unterabsatz (v) der/die entsprechend andere als indirekt berechtigt gilt; (II) Aktien, die gemäss Unterabsatz (ii) obenstehend indirekt von einer Personengesellschaft (Partnership) oder einer anderen Gesellschaft, einem Nachlass oder Trust gehalten werden, nicht in der Weise als gehalten gelten, dass unter Anwendung von Unterabsatz (i) obenstehend (betreffend Zuordnung an einen Partner, Begünstigten, Eigentümer oder Gesellschafter einer Personengesellschaft (Partnership) oder anderen Gesellschaft, eines Nachlasses oder Trusts) der/die entsprechend andere als indirekt berechtigt gilt; und (III) Aktien, die als von einer natürlichen Person gemäss den Unterabsätzen (iv) oder (v) obenstehend gehalten gelten, von ihm oder ihr als gemäss Unterabsatz (iv) gehalten gelten.~~		~~of applying such subparagraphs, be considered as actually owned by such person; provided, however, that (I) shares constructively owned by an individual by reason of the application of subparagraph (v) above shall not be considered as owned by him or her for purposes of again applying such subparagraph (v) in order to make another the constructive owner of such shares; (II) shares constructively owned by a partnership, estate, trust or corporation by reason of the application of subparagraph (ii) above shall not be considered as owned by it for purposes of applying subparagraph (i) above (relating to attribution to a partner, beneficiary, owner or shareholder from a partnership, estate, trust or corporation) in order to make another the constructive owner of such shares; and (III) if shares may be considered as owned by an individual under subparagraphs (iv) or (v) above, such shares shall be considered as owned by him or her under subparagraph (iv).~~
~~(B)~~
	~~Aktien, welche aufgrund mehrerer Bestimmungen gemäss den Unterabsätzen (i)–(v) dieses Artikels 14 lit. c) (bb) gehalten werden oder von mehreren Personen, sollen gemäss derjenigen Regel zugeordnet werden, welche der betreffenden Person/den betreffenden Personen den höchsten Prozentsatz an Aktien zuweist.~~	~~(B)~~
~~For purposes of any one determination, shares which may be owned under more than one of the rules of subparagraphs (i) through (v) above of subparagraph (bb) of subparagraph c) of Article 14, or by more than one person, shall be owned under that attribution rule which imputes to the person, or persons, concerned the largest total percentage of such shares.~~

d)	Die Generalversammlung wählt einen unabhängigen Stimmrechtsvertreter und einen Stellvertreter. Wählbar sind natürliche oder juristische Personen oder Personengesellschaften. Die Unabhängigkeit richtet sich nach Artikel 728 OR. Die Amtsdauer des unabhängigen Stimmrechtsvertreters und etwaiger Stellvertreter endet mit der Beendigung der auf ihre Wahl folgenden ordentlichen Generalversammlung. Wiederwahl ist möglich. Falls der unabhängige Stimmrechtsvertreter vor Ablauf seiner Amtsdauer aus seinem Amt ausscheidet, seine Unabhängigkeit verliert oder sein Amt nicht ausüben kann, übernimmt sein von der Generalversammlung gewählter Stellvertreter ohne weiteres seine Funktion. Der unabhängige Stimmrechtsvertreter nimmt seine Pflichten in Übereinstimmung mit den einschlägigen Gesetzesvorschriften wahr. Der Verwaltungsrat stellt sicher, dass die Aktionäre die Möglichkeit haben, dem unabhängigen Stimmrechtsvertreter zu jedem in der Einberufung gestellten Antrag zu Verhandlungsgegenständen Weisungen zu erteilen. Zudem müssen sie die Möglichkeit haben, zu nicht angekündigten Anträgen zu Verhandlungsgegenständen sowie zu neuen Verhandlungsgegenständen gemäss Artikel 700 Absatz 3 OR allgemeine Weisungen zu erteilen. Der Verwaltungsrat stellt sicher, dass die Aktionäre ihre Vollmachten und Weisungen, auch elektronisch, bis 6 Uhr Lokalzeit am Tag der Generalversammlung dem unabhängigen Stimmrechtsvertreter erteilen können. Der unabhängige Stimmrechtsvertreter ist verpflichtet, die ihm von den Aktionären übertragenen Stimmrechte weisungsgemäss auszuüben. Hat er keine Weisungen erhalten, so enthält er sich der Stimme. Kann der unabhängige Stimmrechtsvertreter sein Amt nicht ausüben, dann gelten die ihm erteilten Vollmachten und Weisungen als seinem Stellvertreter erteilt.	d)	The General Meeting of Shareholders shall elect an Independent Proxy and a substitute of the Independent Proxy who may either be individuals, legal entities or partnerships. The independence of the Independent Proxy and his, her or its substitute shall be construed in accordance with Article 728 CO. The term of the Independent Proxy and his, her or its substitute shall end with the closing of the next ordinary General Meeting of Shareholders following the General Meeting of Shareholders that elected the Independent Proxy and his, her or its substitute. The Independent Proxy and his, her or its substitute may be re-elected. In case the Independent Proxy leaves office before the end of its term, if he, she or it loses his, her or its independence or may otherwise no longer exercise his, her or its functions, the substitute to be elected by the General Meeting of Shareholders shall assume the office. The Independent Proxy shall exercise his, her or its responsibilities in accordance with the provisions of the law. The Board of Directors shall ensure that the shareholders have the opportunity to give instructions to the Independent Proxy with respect to each agenda point mentioned in the notice to the meeting. In addition, the shareholders shall be given the opportunity to give general instructions with respect to motions made at the meeting concerning an agenda point or with respect to an agenda point not previously announced in the invitation (Article 700 para. 3 CO). Furthermore, the Board of Directors shall ensure that the shareholders may give their proxy or instructions to the Independent Proxy until 6:00 a.m. (local time) on the day of the General Meeting. The Independent Proxy shall exercise the voting rights granted to him, her or it by the shareholders in accordance with their instructions. If no instructions have been given, the Independent Proxy shall abstain from voting. If the Independent Proxy is unable to exercise his, her or its office, the proxies and instructions shall be deemed to be given to the substitute of the Independent Proxy.

e)	[gelöscht]~~Der Verwaltungsrat hat das Recht, die Bestimmungen dieses Artikels 14 auszulegen, die Berechtigung von natürlichen und juristischen Personen an Aktien der Gesellschaft zur Sicherstellung der Umsetzung der Bestimmungen dieses Artikels 14 festzulegen sowie letzte Berichtigungen (welche er nach den Umständen für gerecht und vernünftig hält) an der Gesamtzahl der mit den Aktien verbundenen Stimmen vorzunehmen, um sicherzustellen, dass keine Person gesamthaft direkt oder indirekt 10% oder mehr der gesamten Stimmkraft aller stimmberechtigten Aktienklassen erhält. Bei der Auslegung kann der Verwaltungsrat Gesetze, Reglemente und übrige Bestimmungen sowie Rechtsprechung aus dem In- und Ausland beiziehen, welche diesem Artikel 14 grundsätzlich ähnlich sind.~~	e)	[deleted]~~The Board of Directors shall have the authority to interpret the provisions of this Article 14 and to determine the ownership of shares by any individual or entity so as to fully implement the provisions of this Article 14 and to make such final adjustments to the aggregate number of votes attaching to any shares that they consider fair and reasonable in all the circumstances to ensure that no Person will have in the aggregate direct or Constructive Ownership of 10% or more of the total combined voting power of all classes of shares entitled to vote. In so interpreting this Article 14, the Board of Directors may look to laws, rules, regulations and court decisions (including of countries outside of Switzerland) having language substantially similar to this Article 14.~~
f)
	[gelöscht]~~Der Verwaltungsrat kann in besonderen Fällen Ausnahmen von den vorerwähnten Stimmrechtsbeschränkungen gewähren. Die Stimmrechtsbeschränkung findet keine Anwendung auf die Ausübung des Stimmrechts durch den unabhängigen Stimmrechtsvertreter.~~	f)
[deleted]~~The Board of Directors may in special cases allow exceptions from this limitation on voting rights. The limitation on voting rights shall not apply with respect to the votes cast by the Independent Proxy.~~

              This proposal is conditioned upon the closing of the offer, which is also subject to other conditions. Please see “Recent Developments: Merger Agreement with Fairfax” in this proxy statement for further discussion of the conditions to the closing of the offer.

              The vote on the Amendment Proposal is a vote separate and apart from the vote to approve the Special Dividend Proposal. Accordingly, you may vote to approve the Amendment Proposal and vote not to approve the Special Dividend Proposal or vice versa. The Amendment Proposal will only be implemented after each of the conditions to the offer as set forth in the Merger Agreement is satisfied or waived, and immediately prior to when the common shares are exchanged pursuant to the offer. The approval of the Amendment Proposal is a condition to the consummation of the offer. If the Amendment Proposal is not approved, the offer will not be consummated, and consequently, the Special Dividend Proposal, even if approved, will not be implemented. If the shareholders do not approve this proposal, the Board may call another special meeting of shareholders for reconsideration of this proposal.

              The approval of the above amendments to Articles 8 and 14 of the Articles of Association requires the affirmative vote of at least two thirds of the votes represented at the Special Shareholder Meeting and a majority of the par value of our common shares represented at such meeting, where two or more persons are present in person and representing in person or by proxy at least 50% of our total issued and outstanding common shares.

              Your Board unanimously recommends a vote FOR the amendment of Articles 8 and 14 of the Articles of Association as described in this proposal.

PROPOSAL 2 APPROVE THE PAYMENT OF A $5.00 SPECIAL DIVIDEND AND FORGO THE $0.26 QUARTERLY DIVIDEND

              Pursuant to the Merger Agreement, the company has agreed to submit a proposal to the company’s shareholders to approve the declaration and payment of a special dividend of $5.00 per common share, payable, without interest, as soon as possible after such time that our common shares tendered pursuant to the offer are accepted for exchange by Bid Sub, to the holders of record of our outstanding common shares as of immediately prior to the Acceptance Time. The Board proposes that the shareholders approve the special dividend in the form of a distribution out of the general legal reserve from capital contributions. A report from our statutory auditor, Deloitte AG, will be available at the Special Shareholder Meeting to confirm that the payment of the special dividend will be in accordance with Swiss law and our Articles of Association, subject to the completion of the required audit procedures. The special dividend amount of $5.00 per common share, which is approximately equal to CHF 5.014 per share using the USD/CHF currency exchange rate as reported by the Wall Street Journal on February 20, 2017, will be paid in U.S. dollars.

              At the annual shareholder meeting of the company on April 19, 2016, the shareholders approved a distribution to shareholders in an aggregate CHF amount equal to $1.04 per share, due and payable in four quarterly installments of $0.26 per share each in July 2016, October 2016, December 2016 and March 2017. As part of this proposal, shareholders are being asked to approve the use of the $0.26 March 2017 quarterly dividend for the payment of the special dividend, conditioned upon the occurrence of the Acceptance Time. If the proposed use of the fourth dividend installment is approved, any Aggregate Dividend Amount From Capital Contributions Reserves remaining after the payment of the first, second and third dividend installments and the $5.00 special dividend will, in accordance with the shareholder resolution adopted at the annual shareholder meeting of the company on April 19, 2016, be reallocated to the “general legal reserve from capital contributions” account included in the balance sheet of the company’s Swiss statutory financial statements.

              The Board unanimously recommends that the company’s shareholders approve the following resolution:

    “RESOLVED, that the shareholders of Allied World Assurance Company Holdings, AG (the “Company”), hereby approve (i) subject to such time that the Company’s ordinary shares, par value CHF 4.10 per share (“Common Shares”), tendered pursuant to the offer are accepted for exchange (the “Acceptance Time”) and the restrictions of Swiss law, the declaration and payment of a special dividend of $5.00 per Common Share payable, without interest, out of the general legal reserve from capital contributions to holders of record of outstanding Common Shares as of immediately prior to the Acceptance Time, as soon as possible after the Acceptance Time; and (ii) the use of the $0.26 quarterly dividend for the payment of the special dividend, also conditioned upon the occurrence of the Acceptance Time.”

              Pursuant to the Merger Agreement, any equity awards granted under our equity-related award plans, agreements and programs will be cancelled at the Acceptance Time and automatically converted into the right to receive an amount in cash equal to the aggregate consideration for each common share held, which includes the $5.00 special dividend. Please see “Recent Developments: Merger Agreement with Fairfax” in this proxy statement for further discussion of the merger consideration for each Allied World common share.

              This proposal is conditioned upon the closing of the offer, which is also subject to other conditions. Please see “Recent Developments: Merger Agreement with Fairfax” in this proxy statement for further discussion of the conditions to the closing of the offer.

              The vote on the Special Dividend Proposal is separate and apart from the vote to approve the Amendment Proposal. Accordingly, you may vote to approve the Special Dividend Proposal and vote not to approve the Amendment Proposal or vice versa. The approval of the Special Dividend Proposal is a condition to the consummation of the offer. If the Special Dividend Proposal is not approved, the offer will not be consummated, and consequently, the Amendment Proposal, even if approved, will not be implemented. If the shareholders do not approve this proposal, the Board may call another special meeting of shareholders for reconsideration of this proposal. If the Special Dividend Proposal is approved but the offer is not consummated, the $0.26 quarterly dividend for the first quarter of 2017 will be paid out as determined at the annual shareholder meeting of the company on April 19, 2016 and thereafter promptly paid to holders of our common shares as of February 17, 2017, the record date, without interest.

              The approval of the Special Dividend Proposal requires the affirmative vote of the simple majority of the votes cast at the Special Shareholder Meeting, where two or more persons are present in person and representing in person or by proxy at least 50% of our total issued and outstanding common shares.

              Your Board unanimously recommends a vote FOR the payment of a $5.00 special dividend and forgoing the $0.26 quarterly dividend, in each case conditioned upon the closing of the offer.

PRINCIPAL SHAREHOLDERS

              The table below sets forth information as of February 15, 2017 (except where noted below) regarding the beneficial ownership of our common shares by:

•	each person known by us to beneficially own more than 5% of our outstanding common shares,
•	each of our directors,
•

our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and our three other most highly compensated officers who were serving as executive officers at the end of our 2016 fiscal year (collectively, our “named executive officers” or “NEOs”), and

•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Beneficial Owner of Common Shares(1)

	Number of Common Shares		Percentage of Common Shares

Champlain Investment Partners, LLC(2) 180 Battery Street, Burlington, VT 05401	4,713,355		5.4%
FMR LLC(3) 245 Summer Street, Boston, MA 02210	7,343,323		7.1%
The Vanguard Group, Inc.(4) 100 Vanguard Blvd., Malvern, PA 19355	6,543,683		7.5%
Barbara T. Alexander	26,095	(5)	*
Scott A. Carmilani	1,540,923	(6)	1.8%
Bart Friedman	44,275		*
Patricia L. Guinn	2,851		*
Fiona E. Luck	2,853		*
Patrick de Saint-Aignan	29,290		*
Eric S. Schwartz	111,740	(7)	*
Samuel J. Weinhoff	42,169		*
Thomas A. Bradley	17,936		*
John R. Bender	151,622	(8)	*
Wesley D. Dupont	232,882	(9)	*
Frank N. D’Orazio	228,059	(10)	*
All directors and executive officers as a group (18 persons)	2,873,004	(11)	3.3%

*
Less than 1%.

(1)
Pursuant to the regulations promulgated by the SEC, our common shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of our common shares, whether or not such person has any pecuniary interest in our common shares, or the right to acquire the power to vote or dispose of our common shares within 60 days of December 31, 2016, including any right to acquire through the exercise of any option, warrant or right. As of February 15, 2017, we had 87,176,849 common shares issued and outstanding. All amounts listed represent sole voting and dispositive power unless otherwise indicated.

(2)
Based on information reported on Schedule 13G, as filed by Champlain Investment Partners, LLC (“Champlain”) with the SEC on February 14, 2017, Champlain has the following powers with respect to the common shares: (a) sole voting power: 3,737,465; (b) shared voting power: 0; (c) sole dispositive power: 4,713,355; and (d) shared dispositive power: 0.

(3)
Based on information reported on Schedule 13G/A, as filed by FMR LLC (“FMR”) and Abigail P. Johnson with the SEC on February 12, 2016, FMR and Ms. Johnson are the beneficial owners of 7,343,323 of our common shares. According to this Schedule 13G/A, FMR has sole voting power over 35,829 common shares and sole dispositive power over 7,343,323 of our common shares and has no shared voting power and no shared dispositive power over any of these shares.

(4)
Based on information reported on Schedule 13G/A, as filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on February 9, 2017, Vanguard has the following powers with respect to the common shares: (a) sole voting power: 51,915; (b) shared voting power: 10,106; (c) sole dispositive power: 6,486,133; and (d) shared dispositive power: 57,550.

(5)
Includes 17,358 common shares held by Ms. Alexander as a co-trustee for the Stiles Family Trust dated November 20, 2007.

(6)
Includes stock options exercisable to purchase 134,415 common shares and 139,000 common shares held by an irrevocable trust for the benefit of Mr. Carmilani’s spouse and children.

(7)
Includes 105,000 common shares held by 76 West Holdings LLC, in which Mr. Schwartz has 100% ownership.

(8)
Includes stock options exercisable to purchase 16,170 common shares.

(9)
Includes stock options exercisable to purchase 19,530 common shares and 9,260 common shares held by the Dupont Family Charitable Trust.

(10)
Includes stock options exercisable to purchase 16,065 common shares.

(11)
Includes stock options exercisable to purchase 229,845 common shares.

OTHER MATTERS

              Your Board does not know of any matters that may be presented at the Special Shareholder Meeting other than those specifically set forth in the Notice of Special Shareholder Meeting attached hereto. If matters other than those set forth in the Notice of Special Shareholder Meeting come before the meeting, the persons named in the accompanying form of proxy and acting thereunder will vote in their discretion with respect to such matters.

EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS

OF

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2:00 p.m. (Swiss Local Time)

MARCH 22, 2017

PARK TOWER, 15TH FLOOR

GUBELSTRASSE 24

6300 ZUG, SWITZERLAND

PROXY

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Meeting Details

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG IN CONNECTION WITH THE COMPANY’S EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2017 (THE “SPECIAL SHAREHOLDER MEETING”) AT 2:00 P.M. (SWISS LOCAL TIME) AT PARK TOWER, 15TH FLOOR, GUBELSTRASSE 24, 6300 ZUG, SWITZERLAND.

The undersigned shareholder of the company hereby acknowledges receipt of the Notice of Special Shareholder Meeting and Proxy Statement, each dated February 22, 2017, and hereby appoints Buis Buergi AG, as Independent Proxy, with the power to appoint its substitute, and authorizes the firm to represent and vote as designated herein, all of the voting registered shares of the company held of record on February 17, 2017 by the undersigned shareholder of the company at the Special Shareholder Meeting with respect to the matters listed on this Proxy.

Return this proxy to Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024, Zurich, Switzerland or by e-mail to proxy@bblegal.ch, for arrival no later than 6:00 a.m. (Swiss local time) on March 22, 2017. The method of delivery of this proxy is at your risk. Sufficient time should be allowed to ensure timely delivery. If sending by e-mail to the independent proxy, you must attach the executed proxy card in order for your vote to be counted. By executing and returning this proxy, the undersigned shareholder also agrees that the Special Shareholder Meeting will be chaired by Mr. Wesley D. Dupont, the company’s Executive Vice President & General Counsel, in accordance with Article 13 of the company’s Articles of Association.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY

(Continued, and to be marked, dated and signed as instructed on the other side)

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PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG SPECIAL SHAREHOLDER MEETING ON MARCH 22, 2017. THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH PROPOSAL BELOW.

Please mark your votes like this ☒

1.                       To amend the Articles of Association to remove the limitation on the voting rights of a holder of 10% or more of the company’s common shares.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.                       To approve the payment of a $5.00 special dividend and forgo the $0.26 quarterly dividend.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Any new proposals (if no instruction or an unclear instruction is given, your vote will be in accordance with the recommendation of the Board of Directors).

FOR	AGAINST	ABSTAIN

☐	☐	☐

IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INSTRUCTION (OR AN UNCLEAR INSTRUCTION) IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE “FOR” EACH OF THE PROPOSALS HERETO.

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2017.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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